UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                           Portec Rail Products, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                   0-50543                  55-0755271
-----------------------------      ------------------          ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                   15238
-----------------------------------------------                   -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------

     On November 1, 2004, Portec Rail Products, Inc, a West Virginia corporation (the "Company") entered into an Agreement and Amalgamation (the "Acquisition Agreement") by and among Portec Rail Products, Inc., Portec, Rail Products, Ltd. ("Portec Canada"), Portec, Rail Acquisition Corporation ("PAL"), Kelsan Technologies Corp. ("Kelsan") and 4245482 Canada, Inc. ("Holdco"). Pursuant to the Acquisition Agreement, holders of Kelsan common stock and Kelsan preferred stock shall receive all cash merger consideration, in the aggregate, of $20,000,000 (Canadian), or approximately $16.4 million U.S., subject to a working capital adjustment at closing.

     The respective Boards of Directors of Portec Rail, Portec Canada, PAL, Kelsan and Holdco have each approved the Acquisition Agreement. Additionally, the individual board members and officers of Kelsan have each entered into an agreement under which they will vote their shares of Kelsan common stock and Kelsan preferred stock in favor of the Acquisition Agreement. Consummation of the transaction is subject to the receipt of stockholder approval by Kelsan. It is expected that the transaction will be completed during the fourth calendar quarter of 2004.

     The   Acquisition   Agreement  is  filed  herewith  as  Exhibit  2  and  is
incorporated herein by reference. A Press Release, dated November 2, 2004, is included as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

               The following Exhibits are attached as part of this report:

               2    Agreement  and   Amalgamation   by  and  among  Portec  Rail
                    Products, Inc., Portec, Rail Products Ltd., Portec, Rail Acquisition Corporation, Kelsan Technologies Corp. and 4245482 Canada Inc.

               99   Press Release dated November 2, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PORTEC RAIL PRODUCTS, INC.



DATE: November 3, 2004                      By: /s/ Michael D. Bornak
                                                ---------------------------
                                                    Michael D. Bornak
                                                    Chief Financial Officer